Other employee benefits (Schedule of detailed information about remeasurement of other long term employee benefits) (Details) - Other employee benefits [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Remeasurement on the net defined benefit liability:
Actuarial gain arising from changes in demographic assumptions	$ 0.0	$ (12.8)
Actuarial gain arising from changes in financial assumptions	(4.4)	(1.2)
Actuarial gain arising from changes experience adjustments	(0.4)	(5.3)
Components recognized in statements of comprehensive income	(4.8)	(19.3)
Total other employee future benefit expense / (income)	$ 0.8	$ (10.4)